SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 24, 2003

                        (Date of Earliest Event Reported)


                          CAPSTEAD MORTGAGE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                     1-8896                 75-2027937
(State of Incorporation)        (Commission File No.)       I.R.S. Employer
                                                          Identification No.)


8401 North Central Expressway
          Suite 800
         Dallas, Texas                                          75225
 ------------------------------------------------------------------------
 (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2323

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1       Press release issued by Capstead Mortgage Corporation dated
           April 24, 2003


ITEM 9.  REGULATION FD DISCLOSURE

                This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Additionally, as provided in SEC Release No. 33-8216, the Company deems this information to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934.

                On April 24, 2003, Capstead Mortgage Corporation issued a press release announcing first quarter earnings results. A copy of the press release is attached as Exhibit 99.1.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CAPSTEAD MORTGAGE CORPORATION


April 24, 2003             By: /s/ Phillip A. Reinsch
                               ------------------------------------
                               Phillip A. Reinsch, Senior Vice President